EXHIBIT 99.5
It's All About the Guest Experience! Doug Barber SVP Restaurant Operations

Improve the Base Business Model Objective: Grow Restaurant Traffic / Sales Improve Store Level Margins Improve: Guest Experience Store Level Margins Operations Innovation-Speed! New Store Performance

Improve the Guest Experience Rising Stars Guest Loyalty The Medallion: NO Guest Left Behind

Rising Stars History Par Program Par Zero 40,000 Cross Functional Team Cross Functional Team Cross Functional Team Cross Functional Team Cross Functional Team

Rising Stars Selection On-boarding/ Off-boarding Reviews on Time Advance Skill Level Advance Skill Level Advance Skill Level Advance Skill Level Advance Skill Level

Sept FY07 Oct FY07 Nov FY07 Dec FY07 Jan FY07 Feb FY07 Mar FY07 Apr FY07 May FY07 June FY07 July FY07 August FY08 Sept FY08 % Improvement in Number of Rising Star Terms vs. LY -0.0202 -0.0155 -0.034 0.1547 -0.0349 -0.1685 -0.1746 -0.1163 -0.376 -0.252 -0.1546 -0.3231 February FY07: Rising Star Initiative Rolls Out to Stores Reduction in Turnover Year-Over-Year

Why Rising Stars? The Most Significant Correlation to Growing Traffic/Sales and Profitability Employee Turnover Employee Skill Level Number of Employees Availability/Flexibility

The Medallion No Guest Left Behind Total Team Awareness to Every Guest's Experience Sensitivity to Early Warning Signs: Red Flags Pleasing People Recovery of Less than "5" Experience Sorry Thank You Action Recovery Share Information with Managers and Employees Share Information with Managers and Employees Share Information with Managers and Employees Share Information with Managers and Employees Share Information with Managers and Employees Share Information with Managers and Employees Share Information with Managers and Employees Share Information with Managers and Employees Share Information with Managers and Employees Share Information with Managers and Employees Share Information with Managers and Employees Share Information with Managers and Employees Share Information with Managers and Employees

Guest Loyalty Program IVR Based Guest Feedback Program Feedback Against the Drivers of Loyalty Why "5's"? Why Speed? 6 Quarters/ 5 Quarters leading Knapp TrackTM

Guest Loyalty Program Improved Scores 4 months in a Row Overall Satisfaction Speed Intent to Return Intent to Recommend Value Improved Scores 5 months in a Row Intent to Return & Recommend

Operations Innovation-Speed! Brand Challenge: Incredible Brand Loyalty Experience Takes Too Long Wait Times and Service Times Speed!

Operations Innovation-Speed! "Best of the Barrel" Menu Labor Deployment Seat to Eat: 14 minutes Process Simplification

Operations Innovation-Speed! "Best of the Barrel" Menu Increase Speed Improve Margin Reduce Operational Complexity Maintain Brand Appeal & Architecture Grow Guest Loyalty Reduce Food Waste

Operations Innovation-Speed! Labor Deployment Project History of Current Labor Deployment System Vision of The Future Labor Deployment System Training Hours Allocation Fixed Hours Allocation Guest Experience Hours Allocation

Operations Innovation-Speed! Throughput Capacity Management (TCM) Labor Recipes Production & Service Delivery Analysis Cook Line Facility Layout & Equipment Analysis

Operations Innovation-Speed! Seat to EAT: 14 minutes Principal Service Areas: Seat-to-Order Order-to-Window Window-to-Table

Operations Innovation-Speed! Process Simplification Objective Create recipes and processes that can be consistently executed at all CBOCS stores and will deliver the target quality food to our guests.

Improve Store Level Margins Tight Focus On: The Details of Execution Carefully Managing Expenses * Declining Check Book Margin Opportunity Initiative Cross-Functional Teams

Improve New Store Performance New Store Performance: Keys to Success Site Selection Store Management Teams Site Selection Process Pre-Opening Preparation Meetings Simplified New Store Menu Post-Opening 45-day Meeting

Improve the Base Business Model Objective: Grow Restaurant Traffic / Sales Improve Store Level Margins Improve: Guest Experience Store Level Margins Operations Innovation-Speed! New Store Performance

Improve the Base Business Model Simplify Focus Execute Discipline

Q&A Doug Barber SVP Restaurant Operations